CONSENT AUTHORIZING USE OF PREVIOUSLY-FILED LEGAL OPINION
                FOR NEUBERGER BERMAN EQUITY FUNDS ("REGISTRANT")


In connection with Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 2-11357 and 811-582) to be filed with the Securities and Exchange Commission on or about November 30, 1999, we hereby consent to the continued use of the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Equity Funds and its series Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund and Neuberger Berman Socially Responsive Fund, previously filed in Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 2-11357 and 811-582); the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Millennium Fund previously filed in Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 2-11357 and 811-582); the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Regency Fund previously filed in Post-Effective Amendment No. 83 to Registrant's Registration Statement on Form N-1A (File Nos. 2-11357 and 811-582); and the Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters with respect to Neuberger Berman Century Fund previously filed in Post-Effective Amendment No. 87 to Registrant's Registration Statement on Form N-1A (File Nos. 2-11357 and 811-582). We further consent to the filing of this consent in connection with Post-Effective Amendment No. 88 to Registrant's Registration Statement. We also consent to the reference to our firm in the Statement of Additional Information filed as part of the Registration Statement.


                                    Sincerely,


                                    KIRKPATRICK & LOCKHART LLP